Prepayments and Other Assets - Summary of Prepayment and Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Current:
Service tax and other tax receivables	$ 11,815	$ 8,833
Employee receivables	2,184	1,045
Advances to suppliers	1,765	2,987
Prepaid expenses	13,209	10,169
Other assets	4,878	5,788
Total	33,851	28,822
Non-current:
Deposits	11,423	11,263
Income tax assets	15,102	15,068
Service tax and other tax receivables	15,255	13,079
Other assets	7,829	4,865
Total	$ 49,609	$ 44,275